Exhibit 99.4
Corporate Presentation October 2023

Forward Looking Statements and Important Notes This presentation by VYNE Therapeutics Inc ..(" includes forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements regarding VYNE's plans, regulatory filings and development timelines for VYN 201 and VYN 202 VYNE's InhiBET platform VYNE's cash runway through the end of 2025 and other statements regarding the future expectations, plans and prospects of VYNE All statements in this presentation which are not historical facts are forward looking statements Any forward looking statements are based on VYNE's current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward looking statements These risks and uncertainties include, but are not limited to VYNE's ability to successfully develop its product candidates the timing of commencement of future preclinical studies and clinical trials VYNE's ability to enroll patients and successfully progress, complete, and receive favorable results in, clinical trials for its product candidates VYNE's ability to comply with various regulations applicable to its business VYNE's ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates, including the projected terms of patent protection risks that any of VYNE's patents may be held to be narrowed, invalid or unenforceable or one or more of VYNE's patent applications may not be granted and potential competitors may also seek to design around VYNE's granted patents or patent applications estimates of VYNE's expenses, capital requirements, its needs for additional financing and its ability to obtain additional capital on acceptable terms or at all VYNE's expectations regarding licensing, business transactions and strategic operations VYNE's future financial performance and liquidity and volatility in VYNE's stock price may result in rapid and substantial increases or decreases in the stock price that may or may not be related to VYNE's operating performance or prospects For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE's actual results to differ from those contained in the forward looking statements, see the section titled "Risk Factors" in VYNE's Annual Report on Form 10 K for the year ended December 31 2022 and Quarterly Report on Form 10 Q for the period ended June 30 2023 as well as discussions of potential risks, uncertainties, and other important factors in VYNE's subsequent filings with the U S Securities and Exchange Commission Although VYNE believes these forward looking statements are reasonable, they speak only as of the date of this presentation and VYNE undertakes no obligation to update publicly such forward looking statements to reflect subsequent events or circumstances, except as otherwise required by law Given these risks and uncertainties, you should not rely upon forward looking statements as predictions of future events This presentation includes preliminary clinical data from VYNE's Phase 1 b clinical trial evaluating topical VYN 201 in patients with nonsegmental vitiligo These preliminary data remain subject to audit and verification procedures that may result in the final data being materially different from the preliminary data included herein As a result, data should be viewed with caution until the final data are available in November 2023 Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and VYNE's own internal estimates and research While VYNE believes these third party sources to be reliable as of the date of this presentation, VYNE has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions Finally, while VYNE believes its own internal research is reliable, such research has not been verified by any independent source You are cautioned not to give undue weight to any such information, projections and estimates The trademarks included herein are the property of the owners thereof and are used for reference purposes only This presentation concerns product candidates that are under clinical investigation None of such product candidates have been approved for marketing by the FDA or the EMA, and such product candidates are currently limited to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2

Investment Highlights (NASDAQ: VYNE) Advancing novel BET inhibitor platform to improve the lives of patients suffering from immuno-inflammatory conditions Potential for Multiple Clinical Catalysts • VYN201: Phase 1b PoC data in vitiligo suggest VYN201 has the potential to be category leader • VYN202: Supported by robust preclinical data across multiple diverse models of autoimmune disease, Phase 1a SAD/MAD expected to be initiated in Q1 2024 following IND clearance Clinical Stage Pipeline Experienced Team & Strong Balance Sheet • Seasoned leadership team with demonstrated track record of progressing programs through regulatory approval • Pro forma cash: $103.7M1; No debt Recent financing with syndicate of leading healthcare investors provides cash runway through the end of 2025 Innovative Target & Approach • BET inhibition represents a novel target for the treatment of autoimmune diseases: Addressing the complex signaling of immuno-inflammatory diseases by disrupting inflammatory gene transcription in T cells • Potential across broad range of immune-mediated diseases representing multi-billion-dollar opportunities • VYN201: Phase 2b trial expected to be initiated in 1H 2024 targeting top-line results in mid-2025 • VYN202: Phase 1a SAD/MAD read-out anticipated mid-2024 • (2) Phase 1b PoC studies in plaque psoriasis and rheumatoid arthritis planned with targeted top-line results expected in mid-2025 1. As of September 30, 2023, reflecting gross proceeds from $88 million PIPE financing in October 2023; Pro forma shares outstanding: ~14.0M; Pro forma fully-diluted shares outstanding: ~42.8M excluding treasury stock method; unaudited 3

4 Based on current estimates. Building a Leading Early-Stage Pipeline to Address Unmet Needs in I&I Conditions Program Indication(s) Route of Administration Current Stage Status / Next Anticipated Milestones Rights Preclinical IND-Enabling Phase 1 Phase 2 InhiBETTM Platform - Library of NCE BET Inhibitors for Any Indication Worldwide VYN201 Soft pan-BD BET inhibitor Nonsegmental Vitiligo Topical • Phase 1 completed • 1H 2024: Initiate P2b Worldwide VYN202 BD2-selective BET inhibitor Moderate-to-Severe Plaque Psoriasis Oral • IND-enabling studies ongoing • Q1 2024: Initiate P1 SAD/MAD Worldwide Moderate-to-Severe Rheumatoid Arthritis Ongoing evaluation for other autoimmune and fibro-inflammatory diseases

5 Multiple Paths to Potential Value Creation Across BET Inhibitor Programs 2023 October Vitiligo P1b data Q1 Initiate P1a SAD/MAD 1H Initiate P2b Trial in Vitiligo 2025 Mid-Year TLR P2b Trial in Vitiligo Cash runway through the end of 2025 By Year End Submit IND 2024 Mid-Year 2H P1a SAD/MAD Results Initiate 2 P1b PoC Trials: (1) Psoriasis (2) Rheumatoid Arthritis Announce Initial indications VYN201 VYN202 TLR P1b Trial in Psoriasis TLR P1b Trial in Rheumatoid Arthritis Based on current estimates.

InhiBET™ BET Inhibitor Platform Bromodomain & Extra-Terminal Domain (BET) Inhibition for Immunology and Inflammatory Diseases 6

VYNE's Drug Design Strategy

Optimize benefit/risk profile of BET inhibitors to target autoimmune diseases

VYN201
Pan-BD BET Inhibitor

Maximize local effect & minimize systemic exposure

- Tissue targeted administration routes & formulations
- Soft drug / drug delivery strategies to reduce impact of BD1 inhibition on steady-state gene regulation

VYN202
BD2-Selective BET Inhibitor

Improve efficacy and tolerability through BD2-selectivity

- Class-leading BD2 vs. BD1 selectivity for systemic administration
- BD2 activity more relevant to inflammatory gene expression
- Minimize BD1 inhibition to protect against steady-state gene disruption


BD2
BD1

Gilan et al, Science. 2020 April 24; 368(6489): 387–394

Dawson et al, Science 2020; Belkina, Nikolajczyk & Denis, J. Immunol. 2013

7

VYN201: Vitiligo

BET Inhibition – A Differentiated Treatment Strategy for Non-Segmental Vitiligo

BET Inhibition (VYN201)

- BET proteins recognize ("read") acetylated lysine on the termini of histones that protrude from chromatin.
- **BET inhibition prevents transcriptional processing, leading to signal transduction termination.**



Fully expressed cytokine
JAK-STAT Pathway
NF-Kb complex signal transduction
Cell Membrane
Nuclear Membrane
Translation
Transcription machinery
ACTIVE gene
BET INHIBITION
1
VYN201
BD1 & BD2
Transcription failure
3
Cytokine down regulation e.g. IFNγ
2
Inactive gene via BET inhibition

JAK-STAT pathway Opzelura® (ruxolitinib)

- JAK activation phosphorylates receptors that form docking sites for STAT
- **JAK inhibition prevents STAT signal transduction into the nucleus.**

9

Adapted from Gonzalez-Gay et al, Autoimmunity Rev, (2020) 19: 102429 and Rusinol and Puig, Int J Mol Sci, (2023) 24: 3391

Vitiligo – Significant Unmet Need

Only one drug currently approved; treatment is dominated by non-specific therapeutics

Current Treatment Paradigm

1L
- **Topicals (Corticosteroids, topical calcineurin inhibitors, ruxolitinib)**
- **Phototherapy**
- **Excimer Laser**

2L
- **Phototherapy + Topicals**
- **Systemic steroids**

3L+
- **Surgery (skin tissue grafting; hair follicle transplant)**

Opportunity

- **Large unsatisfied market**
  - Significant # of patients do not currently seek treatment due to lack of approved and effective treatment options
  - Time to optimal repigmentation 6-24 months
- **Current treatments dominated by non-specific therapeutics that are burdensome to patients**
  - Only one drug approved Opzelura® (ruxolitinib) with black-box warning
  - Limited clinical development activity (almost exclusively JAKs)
  - Modest efficacy and safety challenges of available treatments = market can support multiple new product entries

- **Treatment algorithms suggest topicals utilized at all stages including concomitant use**
- **Targeted, safe, faster treatment options needed that could lower disease recurrence rates**

10

Source: UptoDate; Bergqvist. Dermatol. 2020;236:571-592; Karagaiah. Expert Opin Emerg Drugs. 2020;25(1):7-24

Vitiligo Represents a Large and Growing Market Opportunity

Addressable Market



1.9M
<0.2M
U.S. Diagnosed Vitiligo Patients
Patients Currently Seeking Treatment

- **Market penetration: Opzelura is the only product approved for treatment of vitiligo**
- **Patient activation represents large long-term growth opportunity:**
  - Significant # of patients do not currently seek treatment due to lack of approved and effective treatment options
- **Annual net sales of ~$10K / patient[1]**



Opzelura
(ruxolitinib) cream 1.5%
$ in millions
Est. 0.3M to 0.45M patients seeking treatment
Annualized vitiligo net sales >$100M within 3 qtrs of launch²
$112
$550
$553
$725
Q2 '23 Annualized Vitiligo Net Sales
Cowen
Citi
Piper
Analyst 2030 Vitiligo U.S. Net Sales Estimates

2022 acquisition of Villaris for preclinical vitiligo asset auremolimab underscores attractive opportunity for VYN201 ($70M upfront / $1.4B total deal value)

Source: Gandhi et al. JAMA Dermatol. 2022;158(1):43-50; Kruger. 2012;51(10):1206-1212; Rangu. J Clin Dermatol Ther. 2021;7:070; Pandya. AAD 2023 Presentation; Incyte Corporate Pres. Aug. 2023; TD Cowen research dated Sept. 2023; Piper research dated Jan. 2023; Citi research dated July 2023

1. Opzelura pricing: $2k per 60g tube*10 tubes per patient per year less GTN discount of 50% per Incyte mgmt.; 2. Q2'23 net sales $80mm: Vitiligo represents ~35% of TRx per Incyte mgmt.

11

VYN201: Preclinical Data

13 VYN201: Human Tissue Model of Vitiligo Demonstrated reduction in melanocyte loss and lowering of key inflammatory biomarkers 100 894 34 63 725 880 73 0 100 200 300 400 500 600 700 800 900 1000 Untreated CTL Vehicle VYN201 - 1% VYN201 - 0.1% VYN201 - 0.01% VYN201 - 0.001% Rux 1.5% Ø TNF-α/IFN-γ TNF-α 12ng/ml/IFN-γ 12ng/ml MMP-9 secretion (% untreated unstimulated CTL) Reconstituted human epithelial (RHE) skin cultures were treated with a TNF-α and IFN-ɣ cytokine cocktail to induce a vitiligo phenotype melanocytorrhagy (loss of melanocyte), upregulation of MMP9 and soluble E-cadherin). 94.7% 498 100 35 367 290 36 9 0 100 200 300 400 500 600 700 Unstimulated control Stimulated control Stimulated + Vehicle Stimulated + VYN201 1% Stimulated + VYN201 0.1% Stimulated + VYN201 0.01% Stimulated + VYN201 0.001% Relative melanin content in basal layers (% relative to the stimulated control) 100 328 221 181 359 422 488 0 100 200 300 400 500 600 700 800 Untreated CTL Vehicle VYN201 - 1% VYN201 - 0.1% VYN201 - 0.01% VYN201 - 0.001% Rux 1.5% Ø TNF-α/IFN-γ 12ng/ml TNF-α/ 12ng/ml IFN-γ Soluble E-cadherin (% untreated unstimulated CTL) VYN201 1% reduced the secretion of MMP9 relative to stimulated vehicle, and numerically superior to ruxolitinib 1.5% VYN201 affects a dose-dependent reduction in solubilized E-cadherin VYN201 substantially prevents the loss of melanin pigment in the basal layers of skin in a dose dependent manner

VYN201: Human Tissue Model of Vitiligo

VYN201 prevents melanocyte detachment, down regulates the expression of key cytokines and upregulates WNT pathway



Vehicle treated
Melanocyte detachment / migration

Clear evidence of melanocyte adhesion disruption, melanocyte detachment and migration through the skin



VYN201 1% treated
Retention of melanocytes at the basal layer

VYN201 1% prevents detachment and subsequent loss of melanocytes from the basal layer implying that E-cadherin adhesion is still functional

Keratinocytes (blue), melanocytes (green)



Stimulated and VYN201 1% treated
Down-regulations
Up-regulations
IL1A
IL1B
SLC24A5
PTGER3
HSP4
RAB38
RAB32
ATP2A2
GADD45A
SOX9
EDNRB
POMC
EDN1
BAD
GNAI1
AP1S1
RAB27A
MAPK14
BCL2
OCA2
NYO5A
KIT
CREBP
TYR
USF1
SNAP25
SOX10
PTGER1
MLPH
AIM1
DVL1
ATP7A
HSP1
RAB3A
WNT16
PCNA
XPC
-log10(P-Value)
log2(Fold Change)
Significant variations
Non-significant variations

Significant downregulation of cytokines IL6, IL1A and IL1B and TNFa and upregulation of the WNT pathway (Wnt16)

TRV: tyrosinase-related protein 1 (important enabler of melanogenesis)

14

VYN201: Phase 1 Proof-of-Concept

VYN201: Phase 1b Study in Active Vitiligo Patients 16 F-VASI = Facial Vitiligo Area Scoring Index Study Design: Treatment on the face and target lesion on trunk of active vitiligo patients for up to 16 weeks of QD treatment • N = up to 30: 3 cohorts, evaluating 0.5%, 1.0% and 2.0% strengths • Safety assessments include TEAEs, pharmacokinetics and local skin tolerance • Exploratory efficacy assessments include F-VASI, biomarkers and photography Key inclusion/exclusion criteria: • Subjects with a clinical diagnosis of active non-segmental vitiligo. An active vitiligo lesion is defined as evidence of hypochromic areas / borders and/or confetti-like depigmentation and/or peri-lesional inflammation and/or Koebner phenomenon. • Facial-Vitiligo Area and Severity Index Score (F-VASI) of ≥0.5. • Two contralateral active vitiligo target lesions on non-facial anatomical areas. Non-facial target lesion areas should not include hands, wrists, feet, or elbows. • The presence of leukotrichia should not exceed 50% of the full face or 50% of each non-facial target lesion. Primary objectives of Phase 1b: 1. Assess safety, tolerability and pharmacokinetics 2. Evaluate VYN201’s ability to arrest the progression of depigmentation in active vitiligo patients 3. Identify early evidence of repigmentation 4. Inform dose level / dose regimen of Phase 2b dose-ranging study Study Design

Age - year mean 49.2 53.2 57.0 52.9 Age group - no. / % 0 0% 0 0% 0 0% 0 0% 12-17 0 0% 0 0% 0 0% 0 0% 18-64 9 90% 8 80% 8 89% 25 86% >=65 1 10% 2 20% 1 11% 4 14% Female sex - no. / % 6 60% 7 70% 7 78% 20 69% Race or ethnic group Hispanic or Latino 0 0% 2 20% 7 78% 9 31% Not Hispanic or Latino 10 100% 8 80% 2 22% 20 69% Fitzpatrick Skin type - no. / % I 0 0% 0 0% 0 0% 0 0% II 5 50% 4 40% 1 11% 10 34% III 1 10% 3 30% 3 33% 7 24% IV 3 30% 2 20% 4 44% 9 31% V 0 0% 0 0% 1 11% 1 3% VI 1 10% 1 10% 0 0% 2 7% F-VASI mean / (min-max) 1.34 (0.54-3.21) 1.14 (0.51-3.36) 0.83 (0.51-1.92) 1.11 (0.51-3.36) Disease stability - no. / % Active / Progressive 10 100% 10 100% 9 100% 29 100% Stable 0 0% 0 0% 0 0% 0 0% Baseline Demographic and Clinical Characteristics 17 0.5% Cohort (N=10) 1% Cohort (N=10) 2% Cohort (N=9) Total (N=29)

Demonstrated Favorable Safety & Tolerability Profile 18 1. Data available as of 10/13/23 Adverse Events No serious adverse events reported No treatment related discontinuations All treatment emergent adverse events classified as mild (>70%) or moderate; no severe AEs No dose/exposure-dependent increases in AEs No significant alterations in clinical safety lab parameters Assessment Mean Score Range 0 (None) to 3 (Severe) Burning/Stinging 0.26 Scaling 0.15 Dryness 0.22 Pruritus 0.14 Erythema 0.29 Hyperpigmentation 0.10 Local Skin Tolerability

VYN201 Phase 1b: Low Systemic Exposure in Vitiligo Subjects Correlates with No Impact on Platelet Counts 19 Available data for treatment up to 16 weeks supports “soft” drug approach for topical pan-BD BET inhibitor LLOQ = Lower Limit of Quantification 0.001 0.01 0.1 1 10 100 1000 1 2 3 Log VYN201 plasma concentration (ng/ml) Dose Cohort Cohort 1: VYN201 0.5%; Cohort 2: VYN201 1.0%; Cohort 3: VYN201 2.0% Data available as of 10/13/23 Assay LLOQ (0.25ng/ml) Free EC50 BD1 BRD4 • VYN201 concentrations markedly below free EC50BD1 BRD4 at all dose levels for available data for treatment up to 16 weeks • Assay LLOQ is 720-fold lower than the free EC50BD1 BRD4 for VYN201 0 50 100 150 200 250 300 350 400 450 500 1 2 3 Platelet Counts (x103/µl) Dose Cohort Cohort 1: VYN201 0.5%; Cohort 2: VYN201 1.0%; Cohort 3: VYN201 2.0% ULN (400) LLN (130) • All platelet counts remain within normal range • No trends suggestive of reducing counts by treatment duration • Similar lack of effect on neutrophils, eosinophils, lymphocytes, basophils and monocytes (data not shown)

Vitiligo Disease Activity within PoC Study Designs

Patient Population and Asset Development Status

	Disease Activity	Status
VYN201 P1b *(VYNE)*	• Active Only	• PoC achieved • Phase 1b completed
Litfulo® (ritlecitinib) P2b[1] *(Pfizer)*	• Active Only	• Pfizer currently enrolling P3 study evaluating 50 mg QD dose in active & stable disease
Povorcitinib P2b[2] *(Incyte)*	• Active & Stable	• Incyte preparing for Phase 3 program
Opzelura® (ruxolitinib) P2b[3] *(Incyte)*	• Active & Stable	• 1.5% BID dose approved in the U.S. (July 2022) and EU (April 2023)
Rinvoq® (upadacitinib) P2b[4] *(AbbVie)*	• Active & Stable	• Phase 2b completed

VYNE expects to enroll patients with active and stable disease in P2b study

Patients with Active Disease Will Continue to Depigment in Areas that Show High Activity without Therapy[5]

Fig 1:
Vitiligo of the hand with confetti-like depigmentation



Fig 2:
16 weeks later Showing extension of depigmentation and new areas of confetti-like depigmentation



Physicians expect patients with active disease to be more difficult to treat

20

Source: Data on file; 1. NCT03715829; 2. NCT04818346; 3. NCT03099304; 4. NCT04927975; 5. Sosa et al, J Am Acad Dermatol 2015

Promising Onset of Action and F-VASI Response VYN201 Phase 1b: QD Treatment in 100% active disease study population 21 -7.5% -30.3% -39.0% -45% -40% -35% -30% -25% -20% -15% -10% -5% 0% 0 4 8 12 16 Mean % CFB in F-VASI Weeks VYN201 0.5% (N = 10) VYN201 1% (N = 10) VYN201 2% (N=9) (p = 0.0137 vs. VYN201 0.5%)* Note: VYN201 Data available as of 10/13/23; *% CFB T-test based on latest observed case (LOCF) (p = 0.0077 vs. VYN201 0.5%)* 2% Cohort 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% % CFB in F-VASI (Improvement) Individual Subject F-VASI Response Week 16 0.5% Cohort 1% Cohort F-VASI50 F-VASI25 F-VASI75

-7.5% -30.3% -39.0% Litfulo -18.5% Povorcitinib -36.4% Opzelura -37.8% Rinvoq -35.6% -45.0% -40.0% -35.0% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 0 4 8 12 16 20 24 Mean % CFB in F-VASI Time (Weeks) JAK Class (P2b) Week 24 data End of treatment for VYN201 P1b Demonstrated Competitive Efficacy at 16 Weeks vs. JAK Class at 24 Weeks VYN201 Phase 1b: QD Treatment in 100% active disease study population 22 Note: Data is not based on Head-to-Head comparisons; Source: Clinicaltrials.gov; Study Publications: 1. NCT03715829 (LS mean %CFB for 50 mg QD); 2. NCT04818346 (LS mean %CFB for 45 mg QD); 3. NCT03099304 (LS mean %CFB for 1.5% BID); 4. NCT04927975 (LS mean %CFB for 11 mg QD); VYN201 Data available as of 10/13/23; *% CFB T-test based on latest observed case (LOCF) 1 2 3 4

Characteristic VYN201 Opzelura (Ruxolitinib) Cream 1.5% Litfulo (Ritlecitinib) 50mg1 Povorcitinib 45mg2 1% 2% Novel MOA / JAK Class Alternative Targeted Dosing Posology QD BID QD QD Rapid Onset of Action Moderate Moderate Efficacy, % CFB F-VASI, Week 16 100% active disease study Active & stable disease study P2b: -37.8 (Week 24)3 100% active disease study -1.8 (Week 8) -18.5 (Week 24) Active & stable disease study -36.4 (Week 24) -30.3 -39.0 Efficacy, % F-VASI25, Week 125 40.0 55.6 P3: 27.34 - - Efficacy, % F-VASI50, Week 125 20.0 33.3 P2b: 21.23 P3: 29.24 0.0 (Week 8) 15.4 (Week 24) 25.0 Potential to Upregulate WNT Pathway Safety Precaution - “Black Box” “Black Box” Expect “Black Box” Systemic Exposure Low to date (Cmax <1 nM) Cmax/AUC: 449nM / 3215nM - - Preclinical & Clinical Data Highlight Potential for Differentiated Product Profile 23 Data is not based on Head-to-Head comparisons Source: Clinicaltrials.gov; Data on file 1.NCT03715829 2. NCT04818346; 3. NCT03099304; 4. Pooled analysis TRuE-V1 and TRuEV2 Incyte Corporate Presentation dated July 19, 2022; 5. Week 16 data for JAK class not available; VYN201 Data available as of 10/13/23

Key Takeaways from VYN201 Phase 1b Results 24 Notes: Data through 10/13/23; Based on readily available public information such as clintrials.gov, academic publications and corporate websites/presentations • Significant clinical response shown with rapid onset of action • Clear evidence of dose response PoC Achieved • Efficacy data suggest potential to be category leader • Favorable efficacy results and onset of action compared with the JAK competitive landscape in a more difficult to treat patient population (active disease vs. stable disease) • Believed to be first clinical demonstration of BET inhibitor’s effect in autoimmune disease • Demonstrated favorable safety and tolerability profile to date • Low systemic exposure levels support “soft” drug design

VYN202: BD2 selective BET inhibitor

VYNE's Drug Design Strategy

Optimize benefit/risk profile of BET inhibitors to target autoimmune diseases

VYN201
Pan-BD BET Inhibitor

Maximize local effect & minimize systemic exposure

- Tissue targeted administration routes & formulations
- Soft drug / drug delivery strategies to reduce impact of BD1 inhibition on steady-state gene regulation

VYN202
BD2-Selective BET Inhibitor

Improve efficacy and tolerability through BD2-selectivity

- Class-leading BD2 vs. BD1 selectivity for systemic administration
- BD2 activity more relevant to inflammatory gene expression
- Minimize BD1 inhibition to protect against steady-state gene disruption


BD2
BD1

Gilan et al, Science. 2020 April 24; 368(6489): 387–394
Dawson et al, Science 2020; Belkina, Nikolajczyk & Denis, J. Immunol. 2013

26

VYNE THERAPEUTICS

Maximizing On-target Potency vs. BD2 and Minimizing Affinity to BD1 May Be The Key to Optimizing the Benefit/Risk Profile of BET Inhibitors for Autoimmune Diseases 27 Compound ID Potency vs. BD2* (nM) Selectivity** (BD1/BD2) VYN202 (VYNE) < >>>> NUV-868 (Nuvation)2 2 1,460x (FRET) ABBV-744 (AbbVie)3 28 753x (FRET) GSK620 (GSK)4 79 220x Pelabresib (Constellation)2 17 5x (FRET) ABBV-0753 13 2.6x MK-8628/OTX-0155 26 1.5x BI-8949996 41 0.1x *Lower number denotes higher potency **Higher number denotes higher selectivity. Data based on nanoBRET assay unless otherwise indicated. 1. Based on readily available public information such as clintrials.gov, academic publications and corporate websites/presentations. 2. Nuvation corporate presentation (May 2023); 3. Faivre et al 2020; 4. Delmont et al 2020; 5. Wang et al 2017 6. Kraut et al 2018; Data on file VYN202 is believed to be the most potent and BD2-selective BET Inhibitor in development1 which is designed to improve efficacy and tolerability BD1 BD2 EXT BD1 regulates “housekeeping” gene activity BD2 activity is associated with inflammatory gene induction that drives inflammatory responses in autoimmune disease

Strategies to Control Dysregulated T_H17 Immune Cell Activity


Inhibitors of T_H17 cell differentiation
(risankizumab, tildrakizumab, guselkumab, ustekinumab)
Naïve T_H0 cell
IL-6, TGF-β1, IL-1, IL-23
T_H17 cell
IL-21
IL-22
Inhibitors of IL-17A & IL-17A-F
(secukinumab, ixekizumab, bimekizumab, DC-806)
IL-17
Inhibitors of TNFα
(adalimumab, etanercept, infliximab)
Inhibitors of IL-17RA
(brodalumab)
Inhibitors of receptor signal transduction
(JAK/TYK2 inhibitors via IL23/TNFα mediation:
tofacitinib, upadacitinib, deucravacitinib, TAK-279)
TNFR2
Cell Membrane
Nuclear Membrane

Existing strategies target:

- Extracellular cytokines
- Cytokine receptor inhibition or
- Inhibition of trans-cellular inflammatory signal propagation

VYNE THERAPEUTICS

28

Data on file; Not exhaustive

BET Inhibitors Disrupt Inflammatory Gene Transcription in T Cells to Directly Address the Complex Signaling of Immuno- & Fibro-inflammatory Diseases



Inhibitors of T_H17 cell differentiation
(risankizumab, tildrakizumab, guselkumab, ustekinumab)
Naive T_H0 cell
IL-6, TGF-β1, IL-1, IL-23
T_H17 cell
IL-21
IL-22
Inhibitors of IL-17A & IL-17A-F
(secukinumab, ixekizumab, bimekizumab, DC-806)
IL-17
Inhibitors of TNFα
(adalimumab, etanercept, infliximab)
Inhibitors of IL-17RA
(brodalumab)
Inhibitors of receptor signal transduction
(JAK/TYK2 inhibitors via IL23/TNFα mediation:
tofacitinib, upadacitinib, deucravacitinib, TAK-279)
TNFR2

Clinical PoC of BET inhibition in I&I disease demonstrated in VYN201 P1b vitiligo trial



Fully expressed cytokine
NF-Kb complex signal transduction
Cell Membrane
Nuclear Membrane
Translation
Transcription machinery
ACTIVE gene
BET INHIBITION
1
VYN202
BD2
Transcription failure
3
Cytokine down regulation
2 Inactive gene via BET inhibition

29

Adapted from Gonzalez-Gay et al, Autoimmunity Rev, (2020) 19: 102429 and Rusinol and Puig, Int J Mol Sci, (2023) 24: 3391

-6 -5 -4 -3 -2 -1 0 0 20 40 60 80 100 BA83_IL17 log [Compound] (uM) Percent inhibition Demonstrated Potency Against Th17 Cytokines 30 Source: Data on file; Summary basis of approval for Cosentyx, pharmacology review, CDER, FDA, August 2014; Dice Therapeutics Corporate Presentation March 2023 VYN202 Potency vs. IL-17A compares favorably to Secukinumab and DC-806 Cytokines were analysed by ELISA with media supernatant from cultured human PBMCs activated with anti-CD2, CD3 & CD28 antibodies in the presence or absence of compounds for 72h. VYN202 Potency vs. IL-17A Therapeutic Agent IC50IL17A (nM) VYN202 (VYNE) 0.27 Secukinumab (Cosentyx - NVS): 0.37 DC-806 (DICE/LLY) 5.7

Cytokine VYN202 IC50 (nM) Selectivity vs. CXCL10 IL-17A 0.27 >13,000 IL-22 0.21 >17,000 CXCL10 3637 - Minimal Inhibition on Key Innate Immune Chemokine Demonstrates Selectivity of Cytokine Expression (IL-17A and IL-22 vs. CXCL10) 31 Source: Data on file Analysed by ELISA with media supernatant from human PBMCs stimulated with IFN-γ for 24h. • VYN202 significantly more potent against Th17 Cytokines vs. CXCL10 • CXCL10 interacts with CXCR3 to attract Th1 cells, eosinophils, monocytes, and NK cells to sites of inflammation and is known to be an important part of host defense mechanism

Preclinical Safety Data

Dog Toxicokinetics & Effect on Hematopoietic system • VYN202 exposure significantly above free EC50BD2 BRD4 at 1,3 & 10mg/kg QD for 24 hours • No effect on platelet counts 33 1 10 100 1000 10000 100000 0.5 1 2 4 8 24 Log VYN202 plasma concentration (ng/ml) Timepoint (Hours) 1mg/kg/day 3mg/kg/day 10mg/kg/day EC50BD1 BRD4 EC50BD2 BRD4 0 50 100 150 200 250 300 350 400 450 500 0 1 2 3 4 5 6 7 8 9 10 Mean platelet count (x103/µl) VYN202 (mg/kg/day QD PO) Max count Min count VYN202 Exposure after 14 Days of Treatment at 1, 3 and 10mg/kg QD PO Effect of VYN202 on Platelet Counts (Day 15) • VYN202 exposure above free EC50BD2 BRD4 at all dose for 24hrs • No exposure differences between males and females • No evidence of reduced or reducing platelet counts

Effect on Gastrointestinal (GI) System

Compared to pan-BD BET inhibitors

Oral pan-BD BET inhibitors (like ABBV-075) are known to negatively impact GI mucosa via goblet cell toxicity, leading to related gastrointestinal adverse events in the clinic*

ABBV-075 (Pan-BD BET inhibitor)


Depleted goblet cells
3mg/kg QD PO 28d (rat)*

Treatment with BD2 selective VYN202 had no effect on GI villus morphology or goblet cell number

VYN202 (BD2 Selective)
Vehicle


GI villus
Goblet cells
QD PO 15d (dog)
100µm

VYN202 (BD2 Selective)
10mg/kg


GI villus
Goblet cells
QD PO 15d (dog)
100µm

* Faivre EJ et al, Nature, 578, 306-310 (2020)

Images for VYN202 representative from histopathology of the duodenum (H&E stain). Comparable results obtained for ileum and jejunum.

34

Preclinical Efficacy Models

VYN202: Psoriasis Model

1Sotyktu® (deucravacitinib) was approved in the U.S. in September 2022. PASI-90 = 90% improvement from baseline in PASI score Dorsal depilated BALB-C mice were dosed for 14 days with topical imiquimod cream (Day 1-7: induction phase, Day 8-14: treatment phase). N=8 animals were assigned to each treatment group and received 3 mg/kg of allocated treatment intraperitoneally dosed once-daily on Day 8-14. 37 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 8 9 10 11 12 13 14 15 % Change in PASI Score Post-induction Treatment Day IMI/Placebo IMI/VYN202 3 mg/kg IMI/Deucravacitinib 3 mg/kg VYN202 and Deucravacitinib surpassed PASI-90 by day 7 of treatment VYN202: Comparable Onset of Action and Efficacy to Deucravacitinib1 at Equivalent Dosing in Preclinical in vivo Model of Psoriasis 0 10 20 30 40 50 60 70 80 90 100 % Improvement from Baseline Day 15 IMI/VYN202 (1 mg/kg) IMI/VYN202 (3 mg/kg) IMI/VYN202 (10 mg/kg) IMI/Deucra (3 mg/kg)

VYN202 Reduced Key Cytokines Associated with Pathogenesis of Psoriasis in Preclinical in vivo Model 38 - 10 20 30 40 50 60 70 80 IL-17 IL-22 Pg/ml IMI/Placebo IMI/VYN202 (1mg/kg) IMI/VYN202 (3mg/kg) IMI/VYN202 (10mg/kg) IMI/Deucra (3mg/kg) - 5 10 15 IL-1β IL-6 TNF-α IL-23 Pg/ml IMI/Placebo IMI/VYN202 (1mg/kg) IMI/VYN202 (3mg/kg) IMI/VYN202 (10mg/kg) IMI/Deucra (3mg/kg) >93% lower expression of IL-17 for VYN202 vs. Placebo IMI = imiquimod • >93% lower expression of IL-17 at all VYN202 doses compared to placebo • Marked reduction of other disease related Th17 and Th1 cytokines

VYN202: Marked Improvement in Clinical Presentation of Disease IMI/Placebo IMI/VYN202 3mg/kg 39 Day 8 Before treatment Day 15 After 7 days of treatment IMI/Deucravacitinib 3mg/kg IMI = imiquimod; Comparable to deucravacitinib in resolving induced dermal inflammation at an identical dose after 7 days of treatment

VYN202: Rheumatoid Arthritis Model

VYN202: Collagen-Induced Arthritis Model in the Rat – Arthritis Score • VYN202 demonstrated highly potent anti-inflammatory activity • VYN202 statistically superior to GSK620 (BD2-selective BET inhibitor) at all dose levels 41 Inflammatory arthritis was induced in Lewis rats using a mixture of collagen and CFA by IV injection at Day 0 and was further challenged with a collagen and IFA IV injection at Day 7 (N=8/treatment group). Treatment groups received oral doses QD for 21 days. Clinical score was evaluated for all four limbs with scoring range from 0 (normal) to 4 (extensive signs and symptoms of arthritis); Maximum clinical score: 16 0 6 12 13 14 15 18 19 21 -2 0 2 4 6 8 10 12 14 16 Day Clinical score Sham Control CIA+Placebo CIA+Dexamethasone (0.1mg/kg) CIA+GSK620 (10mg/kg) CIA+VYN202 (1mg/kg) CIA+VYN202 (3mg/kg) CIA+VYN202 (10mg/kg) 0 6 12 13 14 15 18 19 21 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 Day Left hind paw volume (mL) 71% 79% • VYN202 10mg/kg PO QD treatment resulted in a 71% lower clinical score and 79% lower paw volume compared to CIA+Placebo control at Day 21 • All VYN202 treatment groups were statistically significantly superior to both CIA+Placebo and GSK620 10mg/kg PO QD controls

- 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Placebo CIA+Placebo CIA+Dex 0.1% CIA+GSK620 10mg/kg CIA+VYN202 1mg/kg CIA+VYN202 3mg/kg CIA+VYN202 10mg/kg IgG1 (units/ml) - Day 21 VYN202: Collagen-Induced Arthritis Rat Model – Histology Score & Biomarkers 42 • Treatment with VYN202 at 10mg/kg PO QD results in near normal joint histopathology • VYN202 demonstrated near complete inhibition of IgG1* expression at all doses *Immunoglobin G1 Note: Histology - Mixed cell inflammation; tissue granulation; increased bone, periosteum; increased eroded surface bone and cartilaginous erosion/ulceration were assessed on a 4-point severity scale: minimal (1), mild (2), moderate (3) and marked(4). Composite histopathology score was calculated by summing each assessment by severity and incidence. Maximum score: 160 (5 x 4 x N=8/group). >98% lower expression of IgG1 vs. CIA+vehicle - 20 40 60 80 100 120 140 160 180 Placebo CIA+Placebo CIA+Dex 0.1% CIA+GSK620 10mg/kg CIA+VYN202 1mg/kg CIA+VYN202 3mg/kg CIA+VYN202 10mg/kg Histology Scores - Day 21 6 of 8 rats treated presented with normal limb/joint histopathology at Day 21 • CIA+VYN202 treatment resulted in a dose-dependent reduction in severity of arthritic histopathology & was statistically superior to CIA+Placebo and CIA+GSK620 at all doses • VYN202 10mg/kg PO QD reduced the expression of IgG1 by >98% vs. CIA+Placebo control & was statistically equivalent to Placebo control

VYN202: Collagen-Induced Arthritis Rat Model – Pathology Images

Treatment with VYN202 at 10mg/kg PO QD results in near normal joint pathology

CIA+Placebo



E
B
D
C
A

A. Inflammation; mixed cell, marked

B. Granulation tissue; marked

C. Increased bone, periosteum; marked

D. Increased eroded surface, bone; moderate

E. Erosion/ulcer; cartilagenous, moderate

CIA+VYN202 10mg/kg



- Normal joint presentation

43

0 6 12 13 14 15 18 19 21 -2 0 2 4 6 8 10 12 14 16 Day Clinical score Sham Control CIA+Placebo CIA+Dexamethasone (0.1mg/kg) CIA+GSK620 (10mg/kg) CIA+VYN202 (1mg/kg) CIA+VYN202 (3mg/kg) CIA+VYN202 (10mg/kg) 44 VYN202 Results Show Strong Correlation with VYN201 Results Reinforcing BET potential and role of BD2 inhibition in treatment of autoimmune diseases 0 10 20 30 40 50 60 70 80 90 100 % Improvement from Baseline at Day 15 Psoriasis Model VYN201 Locally-administered 0.01% 0.1% 1% 1 (mg/kg) 3 10 3 VYN202 Deucra 71% 0 1 2 3 4 0 3 4 5 6 7 8 10 12 Clinical score treated leg 69% VYN201 Locally-administered VYN202 Psoriasis Model Arthritis Model

VYN202 Clinical Development Plan 1. Moderate-to-Severe Psoriasis 2. Moderate-to-Severe Active Rheumatoid Arthritis

Clinical Development Strategy

Initial PoC studies in psoriasis and rheumatoid arthritis serve as potential gateway to other large, strategically attractive markets



Global Sales[1], USD Bn
Prevalence[2], %
PoC Data
51
PsO
14
RA
37
PoC data allow for expansion into other large, growing and underserved markets in P2 and beyond
63
HS
2
AS
3
PsA
7
14
37
~1
~0.7
~0.3
~3
~1

VYN202's impact on multiple inflammatory pathways unlocks potential for broad development strategy across range of immune-mediated diseases

Based on MOA and preclinical data, additional opportunities in other disease areas across:

- Dermatology
- Rheumatology
- GI
- Pulmonology and
- Oncology

Source: 1. Global Data; ABBV 2020 Long-term Strategy Corporate Presentation; Data on file 2. Alotaibi HM Clin Cosmet Investig Dermatol. 2023; MacGearailt C., Fitzgerald, G. EMJ Rheumatol. 2021; Ogdie A, Weiss P. Rheum Dis Clin North Am. 2015; Armstrong, et al. JAMA Dermatol. 2021; RA Xu Y, Wu Q. J Clin Med. 2021

46

Psoriasis: Rationale and Preclinical Proof-of-Concept

Pathogenesis

Fig 1: Mechanism of Psoriasis underscores the importance of regulation of multiple inflammatory pathways[1]



Trigger
Trauma
Infection
Stress
?
Stressed keratinocytes
IL-12
IL-23
Activated dendritic cell
Th1 cell
Th17 cell
TNF-α
Interferon-γ
IL-17
Inflammation
More immune cells recruited/activated
Cytokine production
Keratinocyte division and plaque formation
Keratinocyte activation
Cytokine production
Cytokines
Cytokine production

Regulation of inflammatory networks via BET inhibition can reduce IL-17, IL-12/23, TNF-α production and attenuate aberrant inflammatory signaling in psoriasis

Proof of Concept / Rationale

- Aberrant expansion of proinflammatory Th17 cytokines like **TNF-α, IL-12, and IL-23** is linked to BET activity and has been **associated with psoriasis**[2, 3]
- Recent studies have shown that **BET inhibition inhibits proliferation and promoted apoptosis** of psoriatic keratinocytes via **suppression of the MAPK/NF-kB signaling pathway**[4]
- *In vitro* studies with VYN202 show that **VYN202 markedly inhibits the release of IL-17 and IL-22 in Th17–stimulated human peripheral blood mononuclear cells (PBMCs)**
- *In vivo* studies show **VYN201 (topical) and VYN202 reduce IL-17, IL-6, IL-22, IL-23 and TNF-α release** compared to control in psoriatic models and **VYN202 has a comparable inhibitory effect compared to TYK2 inhibitor deucravacitinib, approved for psoriasis**

Clinical PoC data provide significant optionality and is a potential gateway to P2 opportunities in indications such as PsA, AS and HS, among others

47

Sources: Young M et al. JAANP. 2017; 2: Ben Abdallah H et, al. Psoriasis (Auckl). 2021; 3: Sugaya M. Int J Mol Sci. 2020; 4:Sun, X., Yang, P. BioMed Eng OnLine. 2021

Rheumatoid Arthritis: Rationale and Preclinical Proof-of-Concept

Pathogenesis

BET proteins have dual effects on HMGB1 and NF-kB signaling pathways, both of which play critical roles in the pathogenesis of RA



Cytokines
HMGB1
MMPs
Extra-cellular space
Cytoplasm
Nuclear
Translocation
HMGB1
NF-κB
mRNA
cartilage destruction
BETi
BRD4

Adapted from Yafei J. *et al, BBA – Molecular Basis of Disease*, 2017

BET inhibition can downregulate HMGB1 and NF-kB pro-inflammatory pathways and reduce levels of inflammatory cytokines with anti-RA effects

Proof of Concept / Rationale

- BET proteins play a role in the mitigation of pro-inflammatory pathways, including **HMGB1** and **NF-kB**, in arthritic diseases[1-2]
- **BET inhibition** has been shown to **block NF-kB signaling pathway activation with anti-RA effects** *in vitro* and *in vivo*[1] and **reduce NF-kB-mediated inflammatory cytokines IL-1β, IL-6, IL-17, and IL-18**[3]
- *In vivo* arthritis studies using **VYN201 (intra-articular injection) and VYN202 showed marked reduction in arthritic clinical signs and symptoms, arthritic histopathology** and **near complete inhibition of IgG expression**
- **VYN202** has **demonstrated superior anti-inflammatory effect** on clinical signs and symptoms **compared to a BD2-selective BET inhibitor from GSK (GSK620)**
- **Treatment with VYN202 showed >98% suppression of** the inflammatory biomarker, **IgG1 with majority of animals being histologically clear of arthritis** at the highest dose

Large commercial opportunity in RA alone and PoC data allow for potential expansion into other arthritic indications

48

Sources: 1. Yafei J. et al, BBA – Molecular Basis of Disease, 2017; 2. Yuanji, D. et al. Frontiers in Immunology. 2022; 3. Zhang QG, Qian J, Zhu YC. Immunol Lett. 2015

VYN202 Planned Study Designs

Healthy Volunteers

SAD

MAD

Placebo-controlled study evaluating safety, tolerability, PK and PD

SAD

- Trial size: N=~40
  Evaluating 5 strengths of VYN202 (N=8 / cohort) and food effect
- MRSD to be determined based on final IND-enabling non-clinical safety program

MAD

- Trial size: N=~24
  Evaluating 3 strengths of VYN202 once-daily for 14 days (N=8 / cohort)
- Strengths evaluated to be determined by SAD results
- Measurement of key biomarkers (HEXIM-1, TGFβ-1, IL-1β, IL-17, TNFα)

P1 SAD/MAD expected to be initiated in early 2024 with results anticipated in mid-2024

PoC Studies in Patients with Disease

Psoriasis (Mod/Severe)

- Multicenter, double-blind, placebo-controlled phase 1b study
- Trial size: N=~40
  3:1 randomization to treatment with oral VYN202 capsules (low dose, high dose) or placebo once daily in two ascending cohorts
- Duration: 12 weeks
- Entry criteria: Subjects aged 18+ with a clinical diagnosis of moderate-to-severe plaque psoriasis (IGA≥3, PASI≥12).
- Safety/tolerability, PK, PD biomarkers, exploratory efficacy (%CFB PASI, Proportion of subjects ≥PASI50, 75 and 90)

Rheumatoid Arthritis (Mod/Severe)

- Multicenter, double-blind, placebo-controlled phase 1b study
- Trial size: N=~40
  3:1 randomization to treatment with oral VYN202 capsules + MTX (low dose, high dose) or placebo + MTX once daily in two ascending cohorts
- Duration: 12 weeks
- Entry criteria: Subjects aged 18+ with a clinical diagnosis of adult-onset moderate-to-severe active rheumatoid arthritis (≥4 target joints, DAS28-CRP ≥3, hsCRP≥5μg/ml) on a stable dose of MTX for 90 days.
- Safety/tolerability, PK, PD biomarkers, exploratory efficacy (DAS28-CRP and ACR20/50/70 and %CFB in hsCRP.

PoC studies expected to be initiated in 2H 2024 with TLR anticipated in mid-2025

PoC data in PsO and RA provide significant optionality and unlock potential opportunities in other indications such as PsA, AS and HS in P2 and beyond

Current estimate; Subject to clearance of IND by the FDA

49

VYN202 Program Summary 50 • Novel, highly differentiated MOA - acting at the point of gene transcription in T Cells to directly address the complex signaling of immuno- & fibro-inflammatory diseases • BET Inhibition’s impact on multiple inflammatory pathways unlocks potential across broad range of immune-mediated diseases • Historical pan-BD BET safety concerns addressed via potential class-leading selectivity and potency vs. BD2 binding domain and supported by completed and on-going nonclinical toxicity studies • Strong preclinical data across multiple diverse models of autoimmune disease demonstrating significant down regulation of key pro-inflammatory & disease-related biomarkers with corresponding improvements in disease severity • VYN202 preclinical efficacy results show strong correlation with VYN201 results reinforcing drug design thesis and BET inhibition potential in psoriasis, rheumatoid arthritis, and other TH17 driven diseases

51 Multiple Paths to Potential Value Creation Across BET Inhibitor Programs 2023 October Vitiligo P1b data Q1 Initiate P1a SAD/MAD 1H Initiate P2b Trial in Vitiligo 2025 Mid-Year TLR P2b Trial in Vitiligo Cash runway through the end of 2025 By Year End Submit IND 2024 Mid-Year 2H P1a SAD/MAD Results Initiate 2 P1b PoC Trials: (1) Psoriasis (2) Rheumatoid Arthritis Announce Initial indications VYN201 VYN202 TLR P1b Trial in Psoriasis TLR P1b Trial in Rheumatoid Arthritis Based on current estimates.

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